UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2012

VIASYSTEMS GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15755	75-2668620
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 South Hanley Road, Suite 1800 St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)

(314) 727-2087

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A amends and supplements Item 9.01 of the Current Report on Form 8-K filed by Viasystems Group, Inc. (“Viasystems”) on June 1, 2012, to provide the audited and unaudited financial statements required by part (a) of Item 9.01 of Form 8-K pursuant to Rule 3-05 (b) and Article 11 of Regulation S-X. Such financial statements are required as a result of Viasystems’ May 31, 2012, acquisition of DDi Corp. (“DDi”) pursuant to a merger of Victor Merger Sub Corp., a wholly-owned subsidiary of Viasystems, with and into DDi, with DDi continuing as the surviving corporation, under the new name of Viasystems North America, Inc., as a wholly owned subsidiary of Viasystems. The pro forma financial statements required by part (b) of Item 9.01 of Form 8-K will be filed as a future amendment to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

(1)	The audited consolidated balance sheets of DDi as of December 31, 2011 and 2010, and the audited consolidated statements of income and comprehensive income, shareholders’ equity and cash flows for the years ended December 31, 2011, 2010 and 2009, and the notes related thereto, which were included in DDi’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (filed on February 17, 2012), are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(2)	The unaudited consolidated balance sheet of DDi as of March 31, 2012 and the unaudited consolidated statements of income and comprehensive income and cash flows for the three months ended March 31, 2012 and 2011, and the notes related thereto, which were included in DDi’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 (filed on April 25, 2012), are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro forma financial information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K was required to be filed.

(d) Exhibits.

Exhibit Number	Description of Exhibit

23.1	Consent of Grant Thornton, LLP (filed herewith)

99.1	The audited consolidated balance sheets of DDi as of December 31, 2011 and 2010 and the audited consolidated statements of income and comprehensive income, shareholders’ equity and cash flows for the fiscal years ended December 31, 2011, 2010 and 2009, and the notes related thereto (incorporated by reference to Item 8 of DDi’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed on February 17, 2012).

99.2	The unaudited consolidated balance sheet of DDi as of March 31, 2012 and the unaudited consolidated statements of income and comprehensive income and cash flows for the three months ended March 31, 2012 and 2011, and the notes related thereto (incorporated by reference to Item 1 of DDi’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, filed on April 25, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASYSTEMS GROUP, INC.

Date: July 3, 2012	By:	/s/ Christopher R. Isaak
	Name:	Christopher R. Isaak
	Title:	Vice President, Corporate Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

23.1	Consent of Grant Thornton, LLP.

99.1	The audited consolidated balance sheets of DDi as of December 31, 2011 and 2010 and the audited consolidated statements of income and comprehensive income, shareholders’ equity and cash flows for the fiscal years ended December 31, 2011, 2010 and 2009, and the notes related thereto (incorporated by reference to Item 8 of DDi’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed on February 17, 2012).

99.2	The unaudited consolidated balance sheet of DDi as of March 31, 2012 and the unaudited consolidated statements of income and comprehensive income and cash flows for the three months ended March 31, 2012 and 2011, and the notes related thereto (incorporated by reference to Item 1 of DDi’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, filed on April 25, 2012).